                                  EXHIBIT 24.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Arlington, Virginia, on July 13, 2001.

                                     THE MILLS CORPORATION
                                     a Delaware Corporation

                                     By:    /s/ LAURENCE C. SIEGEL
                                          --------------------------------------
                                            Laurence C. Siegel
                                            Chairman of the Board of Directors,
                                            Chief Executive Officer and Director


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lawrence C. Siegel and Peter B. McMillan, and each of them, his true and lawful attorneys-in-fact, each with full power of substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and any registration statement relating to the same offering as this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated below on July 13, 2001:


               SIGNATURES                                                      TITLE
               ----------                                                      -----

                    *                                           Chairman of the Board, Chief Executive
-----------------------------------------                       Officer and Director
           Laurence C. Siegel                                   (principal executive officer)


                    *
------------------------------------------                      President, Chief Operating Officer and
            Peter B. McMillan                                   Director


                    *                                           Senior Executive Vice-President -
------------------------------------------                      Development and Director
             James F. Dausch




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



                    *                                           Executive Vice President - Finance and Chief
------------------------------------------                      Financial Officer
            Kenneth R. Parent                                   (principal financial officer and principal
                                                                accounting officer)

        /s/ Dietrich Von Boetticher
------------------------------------------                      Vice Chairman and Director
         Dietrich Von Boetticher


                    *
------------------------------------------                      Vice Chairman and Director
             John M. Ingram


                    *
------------------------------------------                      Director
          Charles R. Black, Jr.


         /s/ James C. Braithwaite
------------------------------------------                      Director
          James C. Braithwaite


                    *
------------------------------------------                      Director
          Joseph B. Gildenhorn


                    *
------------------------------------------                      Director
              Harry H. Nick


          /s/ Franz von Perfall
------------------------------------------                      Director
            Franz von Perfall


           /s/ Robert P. Pincus
------------------------------------------                      Director
            Robert P. Pincus


           /s/ Cristina L. Rose
------------------------------------------                      Director
            Cristina L. Rose


*       Power of Attorney previously filed.


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